FHLBNY: Strong Performance for Members February 16, 2016 Exhibit 99.1

“Advances Bank” strategy Strong performance record for customers and shareholders Conservatively positioned balance sheet FHLBank System’s financial results continue to improve since the financial crisis Key Messages

FHLBNY Was the Largest FHLBank by Advances at Q3-end Total Advances ($ Billions) Change in Advances: 2Q07 vs 3Q15 Note: As of September 30, 2015

We Have Consistently Maintained a High Percentage of Advances Relative to Assets FHLBanks Balance Sheet Mix Note: As of September 30, 2015

FHLBNY’s Member Base and Borrowers Are Diverse Total Advances (Par) = $93.5 B Top Borrowers Member Type Note: As of December 31, 2015 Our Puerto Rico members held $1.2 B in advances at year-end

The FHLBNY’s Financial Performance Has Been Strong Notes: All $ millions. *Dividends paid during calendar year. FHLBNY - Financial Results Highlights   December 31, 2015 December 31, 2014 December 31, 2013 December 31, 2012 Period End Balances     Advances $93,874 $98,797 $90,765 $75,888 MBS Investments 14,065 13,552 13,373 12,620 Mortgage Loans 2,524 2,129 1,928 1,843 Total Assets 123,248 132,825 128,333 102,989 Consolidated Obligations 114,576 123,580 119,146 94,564 Retained Earnings 1,270 1,083 999 894 Capital Stock 5,585 5,580 5,571 4,797 Results     Net Interest Income $554 $444 $421 $467 Operating Expenses 103 86 83 83 Net Income 415 315 305 361 Dividend Rate* 4.22% 4.19% 4.12% 4.63%

FHLBNY’s Expense Management Has Been Prudent FHLBanks: Operating Expenses as a % of Average Total Assets Q3 2015* * For 9 months 2015, annualized

Our Dividends Have Been Reliable and Exceeded Market Reference Rates FHLBNY Dividend History

FHLBNY Dividend Returns Have Exceeded Other FHLBanks’ Average HLB Dividend Rates 2009-2014

FHLBank Balance Sheets Are Scalable to Meet Member Liquidity Needs FHLBank System Advances Balances

System Advances Have Grown Nicely the Last Few Years FHLB System Change in Advance Balances

System Financial Performance Has Improved Considerably Since the Financial Crisis FHLBank System Net Income: 2001-Q3 2015 ($Millions) FHLBank System ROE: 2001-Q3 2015 Note: Results include gains on PLMBS litigation settlements :$ 637 mm for 9 months 2015 and $135 mm for 2014.

Retained Earnings Grew Four-fold Since the End of 2008 While System Assets Declined 32% FHLBank System: Retained Earnings Growth Notes: URE = Unrestricted Retained Earnings. RRE = Restricted Retained Earnings. Retained earnings and capital stock are defined on a regulatory basis.

All FHLBanks Exceed Minimum Capital Requirements FHLBanks Capital-to-Assets Ratio Note: As of September 30, 2015

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Member Business Update FEBRUARY 16, 2016

Unprecedented Pace of Change Headwinds and Tailwinds for Advances NIM Pressure - Shrinking Yields on Loans and Securities Plenty of Excess Liquidity Uncertainty – Global Economic Influence Prolonged Low-Rate Environment Weak but Improving Demand for Loans First Fed Rate Hike in 9 years Increasing Interest -Rate Risk Exposure OPERATING ENVIRONMENT Intense Competition for Loans (Traditional and Non-Traditional Irrational Loan Pricing Technology Costs – Delivery Systems, Cyber Security Slow Pace of M&A Uncertain Fate of Mortgage Secondary Market Fading Repo Market Small Fed Funds Market REGULATORY ENVIRONMENT Total Loss Absorbency Capital (TLAC) for Global Systemically Important Banks (GSIBS) Heightened Capital Requirements Tila-Respa Integrated Disclosure (TRID) Requirements Dodd-Frank Compliance Intensified Regulator Scrutiny of M&A Broader Definition of Brokered Deposits BASEL III Liquidity Ratios – Liquidity Coverage Ratio (LCR) & Net Stable Funding Ratio (NSFR) Neutral Headwind Tailwind Despite prevailing “headwinds” that we hear from members, we are still “bullish” on the advance business. POST CRISIS ECONOMY

Our Mission: To advance housing opportunity and local community development by supporting members in serving their markets. Strategic Plan and How We Changed Our Vision: To be a balanced provider of liquidity to members in all operating environments. Our Business Lines:

Accepts Split Rated Private Label CMBS In an effort to serve the evolving needs of our members, the Federal Home Loan Bank of New York (FHLBNY) will continue to add value to the Cooperative though innovation and flexibility. 2015 Year of Firsts Timeline 2015 Launches campaign targeting P&C Insurance Companies after becoming eligible in 2014 Launches Products and Services Committee (PSC) January 2015 April 2015 Launches 1st Special since 2009 (Launches 2nd in November) January 2015 Accepts Whole Loan Mortgage Collateral from Life Insurance Companies July 2015 Large insurance members TIAA, Selective Insurance Co of America join membership September 2015 May 2015 1st Captive Insurance Company joins membership September 2015 Launches Putable Advance Re- modification Program September 2015 December 2015 December 2015 Offers Advance Rebate Program  December 2015 1st P&C Insurance Company, American Home Assurance becomes a member December 2015 Finalize the Symmetrical Prepayment Advance Option 2016 January 2015 Goldman Sachs Bank USA joins membership February 2015 Captives with REIT parents become eligible for membership Accepts Insurance Co’s with rating of A- stable from rating agencies  June 2015 Fully Integrated New 1Link SK Safekeeping Platform California laws were modified to allow our MULOCs as acceptable collateral for Municipal Deposits October 2015 Membership Infrastructure Product Collateral The Year of Firsts Enhancement Types

Membership and Demographic Trends: Our district was the only Federal Home Loan Bank (FHLBank) to obtain an increase in membership since the financial crisis. Within our district the increases came from Credit Unions and Insurance Companies. NET MEMBERSHIP CHANGES BY DISTRICT from 12/31/2008 to 12/31/2015 MEMBERSHIP COMPOSITION from 2008 to 2015 DISTRICT

Funding Gap 2001-3Q2015 Generally, members grow their assets faster than deposits and capital. The resulting Funding Gap defines FHLBNY opportunity to grow advances. ALL FHLBNY MEMBERS CARIBBEAN MEMBERS 3Q2015

FHLBank Debt Issuance Trends A volatile and complex market has resulted in a deterioration of FHLBNY cost of funds to LIBOR. However, our debt is moving in tandem with Treasuries demonstrating strong investor demand. HISTORY OF CONSOLIDATED OBLIGATIONS VERSUS LIBOR 5Y FHLB Cost of Debt vERSUS 5Y Treasury

Advance Rates and Trends ADVANCES OUTSTANDING BY ADVANCE TYPE AS OF 12/31/15 The growth in member balance sheets and the increased focus on interest rate risk are the main drivers behind member funding preferences. MATURITY FHLBNY Members’ ADVANCES OUTSTANDING Fhlbny advances issued & still outstanding

Caribbean Members’ Advances Outstanding 2010-2015 3 Puerto Rico Member Banks failed on 4//30/10 R-G Premier Bank of PR Westernbank and EuroBank Doral Bank failed on 2/27/15 CARIBBEAN MEMBERS ADVANCES BY TYPE AS OF 12/31/15 On 12/18/12 Oriental Bank & Trust acquired BBVA PR While member contraction in the Caribbean Region were the leading cause of advances decline, advance balances from our current members have been steady.

TOP 10 BORROWERS ($BILLIONS) Customer Name Advances 12/31/15 YTD Change Citibank, N.A. $14.750 ($13.250) New York Community Bank $12.700 +$3.812 Metropolitan Life Insurance Co. $12.570 $0 HSBC Bank USA $5.600 +$4.600 First Niagara Bank $5.525 +$0.476 Investors Bank $3.124 +$0.509 M&T $3.103 ($4.076) Goldman Sachs Bank $2.925 +$2.925 Signature Bank $2.720 +$1.385 Astoria Bank $2.180 ($0.204) Total of Top 10 Borrowers $65.197 ($3.824) Total Advances Outstanding $93.537 ($3.681) Top 10 as a % of Total Advances 70% - Advances Outstanding by Institution Type 2004-2015 The FHLBNY advance book is comprised of a more diverse group of institution types.

Project specific uses of CIP, UDA & RDA Funds Community Investment Program (CIP) 11/8/12 – FHLBNY initiates Disaster Relief Funding program (DRF), designed for Members to assist in rebuilding communities affected by Superstorm Sandy. FHLBNY allocates $1B in low-cost funding. Program closed 12/31/13. COMMUNITY LENDING PROGRAMS Equipment Purchase for Small Business Expansion Debt Refinancing for Small Businesses Debt Consolidation for Small Businesses Handicapped-Accessible Vans Fire Stations and Trucks Grocery Stores Retail Stores Educational Facilities Healthcare Facilities Office Buildings Daycare Centers Origination of single-family mortgages Commercial/Economic Development Housing Refinancing of single-family mortgages Financing of housing projects: Property acquisition Construction Permanent financing Re-financing Renovation/Rehabilitation Home Improvement RECENT GROWTH IN CIP PARTICIPATION BY CARIBBEAN MEMBERS Community Investment Advances continue to grow as members find value of the program. In 2013, Caribbean members enter the CIP TOTAL CIP ADVANCES (DAILY AVERAGE)

FHLBNY Advance Rebate Program EXAMPLE If a $10 million regular Fixed-Rate Advance gets prepaid, has a remaining duration of 2 years, and receives full rebate opportunity, a rebate pool would be created in the amount of $33,490. PROGRAM BENEFITS Members may receive a cash rebate Provides additional flexibility with balance sheet management Enhances the value of advance offerings Strengthens and adds value to your Co-op Prepaid advance(s) have a remaining term of one year or longer New eligible advances are obtained within 30 calendar days of advance prepayment(s) New replacement advance(s) have a term of six months or longer 1 2 3 Member receives a cash rebate 4 The potential rebate amount is dependent upon characteristics of the prepaid and new advance(s), e.g., product type, origination date, principal amounts, and duration. HOW IT WORKS REBATE RETURN = ADVANCE AMOUNT x REBATE RATE ADVANCE DURATION x MECHANICS » In an effort to understand and meet the needs of membership, the FHLBNY is pleased to offer an Advance Rebate Program. This Program potentially provides a cash rebate to members restructuring their advances to meet the needs of their balance sheet.

Utilize the FHLBNY's triple-A credit rating to secure municipal deposits Increase a member’s liquidity position by freeing up the securities portfolio for other uses Increase earnings on the investment portfolio (MULOC can take the place of lower-yielding investments, such as Treasuries) Reduce the operational expense associated with monitoring deposits (eliminates the need to match CUSIPs, monitor principal paydowns, monitor securities calls, etc.) Helps manage asset/liability positions Presents financing opportunities for projects that support housing and community economic development Letters of Credit (LOC) LOCs provide a low–cost, more efficient way to collateralize state, city, court, or local government (municipal) deposits. BALANCES OF LOCs (2011–2015) BENEFITS

Continuous Educational Outreach Initiatives Gain access to educational information and various tools to help address your institution’s unique set of challenges, such as: Managing interest rate risk Increasing profitability Increasing Net Interest Margin Locking in spreads to preserve margins Through the FHLBNY Resource Center you can also request a Member-Director Education Session This program is specifically created for our Members’ directors and managers, and is customized to address their specific needs and concerns, as well as a wide range of issues commonly faced by most community lenders. Examples of the materials you can find: Strategy articles Presentations, Tutorials and Webinars Workshops and Tools Fact Sheets and Other Information Take advantage of this readily available center by visiting: www.fhlbny.com/members/resource-center Mitigating Net Interest Income at Risk and Economic Value of Equity at Risk Achieving asset/liability management goals without increasing the size of the balance sheet FHLBNY Resource Center — Created to Help You Maximize Your Membership

Adam Goldstein SVP, Chief Business Officer 212-441-6703 goldstein@fhlbny.com